Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Vertex Interactive, Inc. (the "Company") on Form 10-K for the year ended September 30, 2003 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nicholas
R. H. Toms, Chief Executive Officer and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)   The Report fully complies with the requirements of
Section 13(a)or 15(d)of the Securities Exchange Act of 1934, with the exception of filing timeliness; and

2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated:  March  2,  2004

                    By: /s/Nicholas R. Toms
                         Nicholas R. Toms
                         Chief Executive Officer
                         Chief Financial Officer